SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 12, 2008

CBL & ASSOCIATES PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-154718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 500, 2030 Hamilton Place Blvd, Chattanooga, TN 37421
(Address of principal executive office, including zip code)

423.855.0001
(Registrant’s telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

CBL & Associates Properties, Inc. (the “Company”) is updating its consolidated financial statements included in its Annual Report on Form 10-K and Amendment No. 1 on Form 10-K/A for the year ended December 31, 2007 to reflect the application of the requirements of Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”

As of March 31, 2008, the Company determined that 19 of the community center and office properties originally acquired during the fourth quarter of 2007 from the Starmount Company or its affiliates met the criteria to be classified as held-for-sale. In June 2008, the Company sold Chicopee Marketplace III in Chicopee, MA to a third party. In conjunction with this sale and the held-for-sale classification of the 19 properties, the results of operations of these properties have been reclassified to discontinued operations for each period presented in the Company’s quarterly reports filed during 2008, in accordance with SFAS No. 144. The same reclassification is required for previously issued annual financial statements for each of the three years shown in the Company’s most recent Annual Report on Form 10-K, as amended, if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date of the sale or the held-for-sale classification.

This reclassification has no effect on the Company’s reported net income available to common shareholders. This Form 8-K updates Items 6, 7, 8, 9A and 15 of the Company’s Form 10-K and Amendment No. 1 on Form 10-K/A for the year ended December 31, 2007 to reflect the aforementioned properties as discontinued operations. All other items of the Form 10-K and Amendment No, 1 on Form 10-K/A remain unchanged. No attempt has been made to update matters in the Form 10-K and Form 10-K/A, except to the extent expressly provided above.

Index to Exhibit 99.1

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Not applicable

(b) Pro Forma Financial Information

Not applicable

(c) Shell Company Transactions

Not applicable

(d) Exhibits

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP
99.1

Items 6, 7, 8, 9A and 15 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, as amended, as revised to reflect certain properties as discontinued operations in accordance with SFAS No. 144

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ John N. Foy

_______________________________

John N. Foy
Vice Chairman,

Chief Financial Officer and Treasurer

Date: December 12, 2008

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